                                                                    EXHIBIT 99.1

                            EAST COAST POWER L.L.C.
                             LETTER OF TRANSMITTAL
                                      FOR
                               OFFER TO EXCHANGE
               6.737% SERIES B SENIOR SECURED NOTES DUE 2008 AND
                 7.066% SERIES B SENIOR SECURED NOTES DUE 2012
                              FOR ALL OUTSTANDING
               6.737% SERIES A SENIOR SECURED NOTES DUE 2008 AND
                 7.066% SERIES A SENIOR SECURED NOTES DUE 2012

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,

                   ON SEPTEMBER   , 2001, UNLESS EXTENDED BY

                EAST COAST POWER L.L.C. (THE "EXPIRATION DATE").

                               THE EXCHANGE AGENT
                           FOR THE EXCHANGE OFFER IS:
                              THE BANK OF NEW YORK


                                    The Bank of New York
                         Reorganization Section, Attention: Kin Lau
                                          Floor 7E
                                     101 Barclay Street
                                  New York, New York 10286


          By Facsimile Transmission (for Eligible Institutions only):
                                 (212) 815-6339

(Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.)

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


     The undersigned hereby acknowledges receipt and review of the Prospectus
dated August   , 2001 (the "Prospectus") of East Coast Power L.L.C., a Delaware
limited liability company (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its Series B Senior Secured Notes due 2008 and 2012 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding Series A Senior Secured Notes due 2008 and 2012 (the "Original Notes"). Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.


     The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Company shall notify the Exchange Agent and each registered holder of the Original Notes of any extension by oral or written notice prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be used by a holder of Original Notes if Original Notes are to be forwarded herewith. An Agent's Message (as defined in the next sentence) is to be used if delivery of Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange
Offer -- Procedures for Tendering." The term

"Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility and received by the Exchange Agent and forming a part of the confirmation of a book-entry transfer ("Book-Entry Confirmation"), which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Original Notes which are the subject of such Book-Entry Confirmation and that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant. Holders of Original Notes whose Original Notes are not immediately available, or who are unable to deliver their Original Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The term "holder" with respect to the Exchange Offer means any person in whose name Original Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Original Notes must complete this Letter of Transmittal in its entirety.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     1. The undersigned hereby tenders to the Company the Original Notes described above pursuant to the Company's offer of $1,000 principal amount of registered Exchange Notes, in exchange for each $1,000 principal amount of the Original Notes, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged, and this Letter of Transmittal.

     2. The undersigned hereby represents and warrants that it has full authority to tender, exchange, assign and transfer the Original Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of Original Notes.

     3. The undersigned understands that the tender of the Original Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

     4. The undersigned acknowledge(s) that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corp., SEC No-Action (available May 13, 1988), Morgan Stanley & Co. Inc., SEC No-Action Letter (available June 5, 1991) and Mary Kay Cosmetics, Inc., SEC No-Action Letter (available June 5, 19991), that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Original Notes exchanged for such Exchange Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act and any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such Exchange Notes.

     5. Unless the box under the heading "Special Registration Instructions" is checked, the undersigned hereby represents and warrants that:

          (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the holder;

          (ii) the holder is not engaging in and does not intend to engage in a distribution of such Exchange Notes;

          (iii) the holder does not have an arrangement or understanding with any person to participate in the distribution of such Exchange Notes; and

          (iv) the holder is not an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act, of the Company.

     6. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Original Notes held for its own account were not acquired as a result of market-making or other trading activities, such Original Notes cannot be exchanged pursuant to the Exchange Offer.

     7. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

     8. Unless otherwise indicated herein under "Special Delivery Instructions," please issue the certificates for the Exchange Notes in the name of the undersigned.

     List below the Original Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amount on a separate signed schedule and affix the list to this Letter of Transmittal.

------------------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF ORIGINAL NOTES TENDERED
------------------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                  AGGREGATE PRINCIPAL AMOUNT
  AS (IT/THEY) APPEAR(S) ON THE ORIGINAL NOTES                  REPRESENTED BY ORIGINAL NOTES
------------------------------------------------------------------------------------------------------------
                                                     CERTIFICATE          AMOUNT OF
                                                      NUMBER(S)        ORIGINAL NOTES     PRINCIPAL AMOUNT
                                                 OF ORIGINAL NOTES*       TENDERED            TENDERED
                                                 -----------------------------------------------------------

                                                 -----------------------------------------------------------

                                                 -----------------------------------------------------------

                                                 -----------------------------------------------------------

                                                 -----------------------------------------------------------
                                                  TOTAL PRINCIPAL**
------------------------------------------------------------------------------------------------------------
  * Need not be completed by book-entry holders.
 ** Unless otherwise indicated, any tendering holder of Original Notes will be deemed to have tendered the entire aggregate principal amount represented by such Original Notes. All tenders must be in integral multiples of $1,000.
------------------------------------------------------------------------------------------------------------

 (If additional space is required, attach a continuation sheet in substantially the above form.)

                               METHOD OF DELIVERY

[ ] Check here if tendered Original Notes are enclosed herewith.

[ ] Check here if tendered Original Notes are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with a Book-Entry Transfer Facility and complete the following:

    Name of Tendering Institution: ---------------------------------------------

    Account Number: ------------------------------------------------------------

    Transaction Code Number: ---------------------------------------------------

[ ] Check here if tendered Original Notes are being delivered pursuant to a Notice of Guaranteed Delivery and complete the following:

    Name(s) of Registered Holder(s): -------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery: ------------------------

    Window Ticket Number (if available): ---------------------------------------

    Name of Eligible Institution that guaranteed delivery: ---------------------

    Account Number (If delivered by book-entry transfer): ----------------------

===============================================================================

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

To be completed only (i) if Original Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Original Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Book-Entry Transfer Facility. Issue Exchange Notes and/or Original Notes to:

Name
-------------------------------------------------------------------------------
                                (Type or Print)

Address
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   (Zip Code)

-------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)
                         (Complete Substitute Form W-9)

                       Credit Unexchanged Original Notes
                        Delivered by Book-Entry Transfer
                      to the Book-Entry Transfer Facility
                                Set Forth Below:

-------------------------------------------------------------------------------

                          Book-Entry Transfer Facility
                                Account Number:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

===============================================================================

===============================================================================

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

     To be completed ONLY if the Exchange Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than as indicated above.

Mail [ ] Issue [ ] (check appropriate boxes)
Certificates to:

Name
-------------------------------------------------------------------------------
                                (Type or Print)

Address
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   (Zip Code)

-------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

-------------------------------------------------------------------------------

===============================================================================

===============================================================================

                       SPECIAL BROKER-DEALER INSTRUCTIONS

[ ] Check here if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.

Name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

(Zip Code)
--------------------------------------------------------------------------------

===============================================================================

                                   IMPORTANT
                        PLEASE SIGN HERE WHETHER OR NOT
              ORIGINAL NOTES ARE BEING PHYSICALLY TENDERED HEREBY
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

(Signature(s) of Registered Holders of Original Notes)

------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Dated: __________ , 2001


     (The above lines must be signed by the registered holder(s) of Original Notes as name(s) appear(s) on the Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Original Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding completion of this Letter of Transmittal, printed below.)

Name(s)
--------------------------------------------------------------------------------
                             (Please Type or Print)

Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
---------------------------------------------------------------------------

                         MEDALLION SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)

Certain signatures must be Guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature) ---------------------------------------------------------

(Title) ------------------------------------------------------------------------

(Name of Firm) -----------------------------------------------------------------

(Address, Include Zip Code) ----------------------------------------------------

(Area Code and Telephone Number) -----------------------------------------------


Dated:  ______________ , 2001


                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND ORIGINAL NOTES OR BOOK-ENTRY CONFIRMATIONS.

     All physically delivered Original Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Original Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or Agent's Message or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. THE METHOD OF DELIVERY OF THE TENDERED ORIGINAL NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, BE USED. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR ORIGINAL NOTES SHOULD BE SENT TO THE COMPANY.

2. GUARANTEED DELIVERY PROCEDURES.

     Holders who wish to tender their Original Notes and whose Original Notes are not immediately available or who cannot deliver their Original Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or who cannot complete the procedure for book-entry transfer on a timely basis and deliver an Agent's Message, must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures a tender may be effected if the Exchange Agent has received at its office, on or prior to the Expiration Date, a letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering holder, the name(s) in which the Original Notes are registered and the certificate number(s) of the Original Notes to be tendered, and stating that the tender is being made thereby and guaranteeing that, within three business days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, such Original Notes, in proper form for transfer (or a confirmation of book-entry transfer of such Original Notes into the Exchange Agent's account at
DTC), will be delivered by such Eligible Institution together with a properly completed and duly executed Letter of Transmittal (and any other required documents). Unless Original Notes being tendered by the above-described method are deposited with the

Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents), the Company may, at its option, reject the tender.

     Any holder of Original Notes who wishes to tender Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Original Notes according to the guaranteed delivery procedures set forth above. See "The Exchange Offer -- Terms of the Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

3. TENDER BY HOLDER.

     Only a holder of Original Notes may tender such Original Notes in the Exchange Offer. Any beneficial holder of Original Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Original Notes, either make appropriate arrangements to register ownership of the Original Notes in such holder's name or obtain a properly completed bond power from the registered holder.

4. PARTIAL TENDERS.

     Tenders of Original Notes will be accepted only in integral multiples of $1,000 (except for the 2008 Notes, the exchange of which will reflect a partial payment of principal on June 30, 1999). If less than the entire principal amount of any Original Notes is tendered, the tendering holder should fill in the principal amount-tendered in the third column of the box entitled "Description of Original Notes Tendered" above. The entire principal amount of Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Original Notes is not tendered, then Original Notes for the principal amount of Original Notes not tendered and Exchange Notes issued in exchange for any Original Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Original Notes are accepted for exchange.

5. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Original Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Original Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Original Notes.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Original Notes listed and tendered hereby and the Exchange Notes issued in exchange therefor are to be issued (or any untendered principal amount of Original Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Original Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Original Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Original Notes listed, such Original Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Original Notes.

     If this Letter of Transmittal (or facsimile hereof) or any Original Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the

Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

     Endorsements on Original Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

     No signature guarantee is required if (i) this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Original Notes tendered herein (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered Original Notes) and the Exchange Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, deposited to such participant's account at such Book-Entry Transfer Facility) and the box entitled "Special Delivery Instructions" has not been completed, or (ii) such Original Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution.

6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.

     Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which Exchange Notes or substitute Original Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     Tax law requires that a holder of any Original Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an overpayment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Original Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9" for information on which TIN to report.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligations regarding backup withholding.

7. VALIDITY OF TENDERS.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Original Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any or all tenders not in proper form or the acceptance for exchange of which may, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Exchange Offer or any defect or irregularity in the tender of any Original Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Original Notes, neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in the Letter of Transmittal, as soon as practicable following the Expiration Date.

8. WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

9. NO CONDITIONAL TENDER.

     No alternative, conditional, irregular or contingent tender of Original Notes on transmittal of this Letter of Transmittal will be accepted.

10. MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES.

     Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

12. WITHDRAWAL.

     Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE ORIGINAL NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

--------------------------------------------------------------------------------------------------------------------
                                                                              --------------------------------------
 SUBSTITUTE               PART 1 -- PLEASE PROVIDE YOUR TIN                          Social Security Number
 FORM W-9                 IN THE BOX AT RIGHT AND CERTIFY                    OR ------------------------------------
                          BY SIGNING AND DATING BELOW.                           Employer Identification Number
                         -------------------------------------------------------------------------------------------
 Department of the        PART 2 -- Certification Under penalties of perjury, I certify that:
 Treasury --              (1) The number shown on this form is my correct Taxpayer Identification Number (or I am
 Internal Revenue             waiting for a number to be issued to me) and
 Service                  (2) I am not subject to backup withholding either because I have not been notified by the
 PAYER'S REQUEST FOR          Internal Revenue Service ("IRS") that I am subject to backup withholding as a result
 TAXPAYER IDENTIFICATION      of failure to report all interest or dividends, or the IRS has notified me that I am
 NUMBER (TIN)                 no longer subject to backup withholding.
                          Certificate Instructions -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
                         --------------------------------------------------------------------------------------------
                          SIGNATURE ____________                                            PART 3 --
                          DATE  __________________, 2001                                Awaiting TIN  [ ]
                                                                               Please complete the Certificate of
                                                                             Awaiting Taxpayer Identification Number
                                                                                             below.
--------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                            THE SUBSTITUTE FORM W-9

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature ____________________     Date  ________________________ , 2001

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                     CERTIFICATE FOR FOREIGN RECORD HOLDERS

     Under penalties of perjury, I certify that I am not a United States citizen or resident (or I am signing for a foreign corporation, partnership, estate or trust).

Signature ____________________     Date  ________________________ , 2001

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